UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2013 (November 20, 2013)

BIOMODA, INC.
(Exact name of registrant as specified in its charter)

New Mexico	333-90738	85-0392345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Broadway NE Albuquerque, NM	87102
(Address of Principal Executive Offices)	(Zip Code)

(505) 821-0875
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.03 Bankruptcy or Receivership.

On November 20, 2013, Biomoda, Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Mexico (Bankr. Case No. 13-13768-t11).  The Company is continuing in possession of its property and is managing its business as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.  No trustee, examiner or statutory committee has been appointed in this chapter 11 case as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMODA, INC.

Date: November 25, 2013	By:	/s/ Maria Zannes
Maria Zannes
Chief Executive Officer